                                                                    Exhibit 99.2


                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of BJ Services Company (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, T. M. Whichard III, Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ T. M. Whichard III
------------------------------------
Name:    T. M. Whichard III
Title:   Vice President-Finance and Chief Financial Officer
Date:    August 13, 2002

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.